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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): May 22, 2002


                            COMVERSE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)


        0-15502                                         13-3238402
(Commission File Number)                   (I.R.S. Employer Identification No.)


          170 CROSSWAYS PARK DRIVE
             WOODBURY, NEW YORK                                      11797
  (Address of Principal Executive Offices)                        (Zip Code)


                                 (516) 677-7200
              (Registrant's Telephone Number, Including Area Code)


                                      NONE
          (Former Name or Former Address, if Changed Since Last Report)

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NY2:\1157488\01\_T4G01!.DOC\37994.0003
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Item 5.  Other Events

         On May 22, 2002, Comverse Technology, Inc. (the "Company") announced the commencement of a voluntary stock option exchange program for its eligible employees. The text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 99.1 - Press Release issued on May 22, 2002 by the Company.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2002
                                     COMVERSE TECHNOLOGY, INC.

                                     By: /s/ William F. Sorin
                                         ------------------------------------
                                         Name: William F. Sorin
                                         Title: Corporate Secretary

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                                  EXHIBT INDEX



       Exhibit 99.1 - Press Release issued on May 22, 2002 by the Company.














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